                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               ALTERA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               C. Wendell Bergere
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                      LOGO

                                                                  March 20, 1997

DEAR SHAREHOLDERS:

     You are cordially invited to attend this year's annual meeting of shareholders, which will be held on May 7, 1997 at 10:00 a.m. local time at Altera's offices located at 2610 Orchard Parkway, San Jose, California.

     One purpose of the annual meeting is for Altera's shareholders to consider and vote upon the proposed reincorporation of Altera as a Delaware corporation. The Board of Directors has unanimously approved the reincorporation and recommends that the shareholders vote for the proposal to enable Altera to take advantage of the greater flexibility of Delaware corporate law, the substantial body of judicial interpretations of that law, and the increased ability of Altera to attract and retain qualified directors. The attached proxy statement describes in detail the reasons for the proposal and also compares Altera's current California organizational documents to those the Board proposes to put in place upon reincorporation in Delaware.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying envelope. By returning the proxy, you can help Altera avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of the outstanding shares is not present or represented by proxy. If you attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

     A copy of Altera's Annual Report to Shareholders is also enclosed for your information. At the annual meeting we will review Altera's activities over the past year and our plans for the future.

     The Board of Directors and management look forward to seeing you at the annual meeting.

                                          Very truly yours,

                                          Rodney Smith
                                          Chairman, Chief Executive Officer,
                                          and President

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 7, 1997
                                   10:00 A.M.

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Altera Corporation, a California corporation (the "Company"), will be held on Wednesday, May 7, 1997, at 10:00 a.m. local time, at the Company's offices at 2610 Orchard Parkway, San Jose, California, for the following purposes:

     1. To elect directors to serve until the next annual meeting of shareholders or until their successors are elected.

     2. To approve an amendment to the 1996 Stock Option Plan to increase from 4,000,000 to 5,300,000 the number of shares of Common Stock reserved for issuance thereunder.

     3. To approve the reincorporation of the Company as a Delaware corporation and in connection therewith to increase to 400,000,000 the number of authorized shares of Common Stock of the Company.

     4. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 13, 1997, are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Shareholders attending the meeting may vote in person even if they have returned a proxy card.

                                          For the Board of Directors
                                          ALTERA CORPORATION

                                          C. Wendell Bergere
                                          Secretary
San Jose, California
March 20, 1997

                            YOUR VOTE IS IMPORTANT.

  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT
                           IN THE ENCLOSED ENVELOPE.

                               ALTERA CORPORATION

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 7, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Altera Corporation, a California corporation ("Altera" or the "Company"), for use at Altera's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 7, 1997, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     Altera's principal executive offices are located at 2610 Orchard Parkway, San Jose, California 95134. The telephone number at that address is (408) 894-7000.

     These proxy solicitation materials were mailed on or about March 20, 1997 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on March 13, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At
the Record Date, the Company had issued and outstanding           shares of
Common Stock.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. No shareholder shall be entitled to cumulate votes. An automated system administered by the Company's transfer agent tabulates the votes. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The required quorum is a majority of the shares issued and outstanding on the Record Date. The Company further believes that neither abstentions nor broker non-votes should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors and the proposals set forth herein in this manner.

SOLICITATION OF PROXIES

     The cost of this solicitation will be borne by the Company. The Company has retained the services of D.F. King & Co., Inc. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners. The Company estimates that it will pay D.F. King & Co., Inc. a fee of $4,500.00 for its services and will reimburse it for certain out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, or facsimile.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders of the Company intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than November 25, 1997 in order that they may be included in the proxy statement and form of proxy related to that meeting.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

NOMINEES

     The Company's Board of Directors is comprised of six members, all of whom are to be elected at the Annual Meeting. The Nominating Committee of the Board of Directors has nominated the persons named below for election as directors at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the six nominees named below. In the event that any of the six nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

     The names of the nominees and certain information about them are set forth below.

                                                                                  DIRECTOR
  NAME OF NOMINEE    AGE               POSITION(S) WITH THE COMPANY                SINCE
-------------------  ---     -------------------------------------------------    --------
Rodney Smith         56      Chairman of the Board of Directors, President,         1983
                             Chief Executive Officer, and Director
Michael A. Ellison   51      Director                                               1984
Paul Newhagen        47      Vice President -- Administration and Director          1987
Robert W. Reed       50      Director                                               1994
William E. Terry     63      Director                                               1994
Deborah D. Triant    47      Director                                               1996

     There is no family relationship between any of the directors or executive officers of the Company.

     RODNEY SMITH has served as Chairman of the Board of Directors, President, and Chief Executive Officer since joining the Company in November 1983. Prior to that time, he held various management positions with Fairchild Semiconductor Corporation, a semiconductor manufacturer.

     MICHAEL A. ELLISON has served as a director of the Company since April 1984. Since October 1994, Mr. Ellison has been the Chief Executive Officer of Steller, Inc., a distributor of electronics parts. From January 1982 to December 1992, he was a General Partner of Cable & Howse Ventures, a venture capital investment firm. Following that, he was a private venture capital investor. Mr. Ellison also served as a director of Wall Data Incorporated from September 1986 to January 1996.

     PAUL NEWHAGEN, a co-founder of the Company, has served as a director of the Company since July 1987 and as Vice President -- Administration since December 1994. Mr. Newhagen served as Vice President of the Company from November 1992 to February 1993, Secretary from July 1987 to January 1993, Vice President of Finance and Administration from June 1983 to October 1992, and Chief Financial Officer from June 1983 to February 1993. From June 1993 to November 1994, Mr. Newhagen served as a consultant to the Company.

     ROBERT W. REED has served as a director of the Company since October 1994. In 1996, Mr. Reed retired from his position as Senior Vice President of Intel Corporation, a semiconductor manufacturer. From 1983 to 1991, Mr. Reed was Intel's Chief Financial Officer.

     WILLIAM E. TERRY has served as a director of the Company since August 1994. Mr. Terry is a former director and Executive Vice President of the Hewlett-Packard Company, a diversified electronics manufacturing company. In 36 years at Hewlett-Packard, he held a number of senior management positions, including general manager of Hewlett-Packard's Data Products and Instrument Groups, and subsequently had overall responsibility for the Measurement Systems Sector. He retired from Hewlett-Packard in November 1993. Mr. Terry also serves as a director of Key Tronic Corporation.

     DEBORAH D. TRIANT, PH.D., has served as a director of the Company since May 1996. Dr. Triant is the President and Chief Executive Officer of CheckPoint Software Technologies, Inc. ("CheckPoint"), an Internet security software company, and a director of CheckPoint's Israeli parent company, CheckPoint Software Technologies, Ltd. Prior to joining CheckPoint, Dr. Triant held various marketing and technical executive positions with Adobe Systems Inc., a computer software company, Sun Microsystems Inc., a computer networking company, and Xerox Corp., a diversified electronics manufacturer.

VOTE REQUIRED

     The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held seven meetings during the fiscal year ended December 31, 1996 ("fiscal 1996"). The Board of Directors has standing audit, compensation, and nominating committees.

     The members of the Audit Committee are Michael A. Ellison, Paul Newhagen, and Robert W. Reed. The Audit Committee held three meetings during fiscal 1996. The purposes of the Audit Committee are to review with Altera's management and independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the accountants for improvements in accounting procedures; to nominate independent accountants; and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     The members of the Compensation Committee are William E. Terry and Michael
A. Ellison. The Compensation Committee held two meetings during fiscal 1996. The purposes of the Compensation Committee are to review and approve the compensation to be paid or provided to Altera's executive officers, the aggregate compensation of all employees of Altera, and the terms of compensation plans of all types.

     The members of the Nominating Committee are Robert W. Reed, Michael A. Ellison, Paul Newhagen, and William E. Terry. The Nominating Committee held two meetings in fiscal 1996. The purpose of the Nominating Committee is to seek qualified candidates for nomination and appointment to the Board of Directors. The Nominating Committee selects such candidates by evaluating potential candidates' decision-making ability, business experience, technological background, personal integrity, reputation, and other factors. In addition, as reflected in the Nominating Committee's charter, the Nominating Committee recognizes the benefits of a Board of Directors that reflects the diversity of the Company's shareholders, employees, and customers, and the community in which it operates. Accordingly, the Nominating Committee actively seeks qualified candidates for nomination and election to the Board of Directors in order to reflect such diversity. The Nominating Committee conducts its evaluation of potential candidates independently and confidentially; therefore, it does not accept shareholder recommendations of candidates. In February 1997, the Nominating Committee nominated the candidates identified in this proxy for election to the Company's Board of Directors.

     During fiscal 1996, only one director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of its committees on which she served. Because Dr. Triant joined the Board of Directors in May of 1996 after the schedule of meetings had been set for 1996, she was not able to attend 75% of the Board of Directors' meetings for the balance of the year due to pre-existing conflicts with the meeting schedule.

CERTAIN BUSINESS RELATIONSHIPS

     In October 1994, the Company completed the acquisition of Intel Corporation's programmable logic device ("PLD") product line, including associated capital equipment, inventory, and certain intellectual property. Immediately after the closing of the acquisition, the Company named Robert W. Reed, Senior Vice President and General Manager of Intel's Semiconductor Products Group, to its Board of Directors. Mr. Reed is currently a director of the Company and is a nominee for director. See "Nominees".

     As part of the acquisition and by separate agreements, Intel agreed to supply the Company with up to certain specified amounts of associated PLD wafers for three years and to license the Company to make PLDs under certain Intel patents, and the Company agreed to supply Intel for the same three-year period with the finished programmable logic devices Intel had previously manufactured. The Company also agreed to license back to Intel on a limited basis certain intellectual property which the Company acquired from Intel. In addition, the Company periodically purchases finished goods from Intel on a purchase order basis in order to meet current demand. During fiscal 1996, the Company purchased PLD wafers and finished goods from Intel valued at $11,558,000, which exceeded 5% of the Company's consolidated gross revenues for its 1996 fiscal year of $497,000,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Michael A. Ellison and William E. Terry. Neither Mr. Ellison nor Mr. Terry was at any time during the Company's 1996 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for senior executives including the Company's Chief Executive Officer.

  General Compensation Philosophy

     The primary objectives of the Company's executive compensation policies include:

        - Attracting, motivating, and retaining quality employees,

        - Rewarding executives based upon the Company's financial performance at levels competitive with comparable high-growth companies, and

        - Providing incentives designed to increase shareholder value.

     Because Altera competes against aggressive companies in a dynamic, high-growth industry, the Company believes that finding, motivating, and retaining quality employees, particularly senior managers and technical contributors, is a key factor to the Company's future success. Accordingly, the Committee's compensation philosophy seeks to align management and shareholder interests by tying cash compensation and long-term equity incentive programs to the Company's financial performance, including increased returns to shareholders. The Committee also seeks to maintain executives' aggregate compensation, including salary, bonus, and long-term equity incentives, at a level competitive with comparable high-growth companies.

  Cash Compensation

     Cash compensation for the Company's senior executives consists of a fixed base salary and an annual bonus based on the Company's financial performance. Comparable peer company and other market data are studied in determining total cash compensation. In order to implement its philosophy that executives be rewarded for causing positive financial results, the Committee attempts to place greater emphasis on the variable incentive bonus component of their total compensation than on fixed base salaries. Thus, executive base salaries are targeted to be at or below the median for salaries paid by such peer companies while bonuses are targeted to bring total compensation above the median for such peer companies if the Company meets or exceeds the annual goals established by the Committee.

     In setting annual goals for the executive bonus plan, the Committee considers various factors, including the anticipated introduction of new products, general economic conditions, and the Company's position relative to its competitors. The Committee intends that the goals be aggressive, emphasizing strong revenue growth coupled with improved or consistent net income. In order to achieve the purpose of the plan, the financial goals set by the Committee and the corresponding bonus targets are communicated to participants prior to the beginning of the fiscal year.

  Long-Term Equity Compensation

     Long-term equity incentives, including stock options and stock purchase rights granted pursuant to the Company's Stock Option and Stock Purchase Plans, directly align the economic interests of the Company's management and employees with those of its shareholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Stock increases above the exercise price, which is set at the fair market value of the Company's Common Stock on the date the option is granted. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to vest fully. Options are granted to employees and executives following a yearly review of individual performance and consideration of the individual's long-term value to the Company.

  CEO Compensation

     In setting the CEO's compensation, the Committee considers comparative financial and pay data of selected peer companies in the semiconductor industry which approximate the size of the Company in terms of employees, revenue, and capitalization. The Committee also considers studies from independent consultants of compensation structures. The Committee has raised Mr. Smith's base annual salary for 1997 to $500,000 based upon the increased median base salary level of peer company CEOs and the financial performance of the Company in fiscal 1996, both in absolute terms and relative to the performance of the peer companies.

     The amount of the CEOs 1996 bonus was based on the Company's fiscal 1996 growth of sales revenue and net income over prior year results, subject to a cap at 150% of the CEO's base salary. Based on the Company's results, the Committee awarded the CEO a bonus for fiscal 1996 of $195,680.

     The Company grants stock options to the CEO based primarily on the Committee's evaluation of his ability to influence the Company's long-term growth and profitability. The Committee's determination of the size of the option grant is made in its discretion based principally on the Committee's estimation of the equity incentive value of the CEO's unvested option position. In 1996, the Company granted Mr. Smith an option to purchase 200,000 shares (post-split) of the Company's Common Stock.

  Other Executive Compensation

     The Committee has adopted compensation policies for its senior executives similar to those established for the CEO. Using salary data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the CEO recommends to the Committee base salaries for executive officers that are within the range of salaries for persons holding similar positions at peer companies. In setting executive officer salaries, the CEO and the Committee also consider factors such as the Company's performance relative to the peer companies and the individual officer's past performance and future potential. In accordance with the Company's compensation goals, the executive officers' base salaries for fiscal 1996 were generally at or below the median of the range of peer company base salary data obtained by the Committee.

     Cash bonuses for all executive officers for fiscal 1996 were calculated based on the Company's actual revenues and net income compared to the Company's internal plan, according to a formula similar to that used to determine the CEO's bonus. The executive officers' annual cash bonuses for fiscal 1996 were at or slightly above the median of the range of annual bonus data for peer companies, which is consistent with the Company's fiscal 1996 relative performance during a year in which revenues in the overall semiconductor industry actually declined. As in the case of the CEO, executive officer bonuses for fiscal 1997 will be awarded based on the Company's growth of sales revenue and net income over prior year results.

     As with the CEO, the size of the stock option grant to each executive officer is determined by the Committee's evaluation of that officer's ability to influence the Company's long-term growth and profitability. In addition, the Committee considers the incentive effect of additional option grants given the stock options then held by such executive officers and the amount of those options that are not yet vested.

  Other Compensation Considerations

     The Committee has studied Section 162(m) of the Internal Revenue Code and related regulations of the Internal Revenue Service, which restrict the deductibility of executive compensation paid to any of the Company's five most highly-paid executive officers at the end of any fiscal year to the extent that such compensation exceeds $1 million in any year and does not qualify for an exemption under the statute or related regulations. The Company has qualified its 1987 Stock Option Plan and its 1996 Stock Option Plan as performance-based plans and therefore compensation realized in connection with exercises of options granted under the Plan is exempt under the statute. The Committee does not believe that the other components of the Company's compensation will be likely in the aggregate to materially exceed $1 million for any executive officer in 1997 and therefore has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

          William E. Terry, Chairman                         Michael A. Ellison, Member
            Compensation Committee                             Compensation Committee

DIRECTOR COMPENSATION

     Currently, the Company's non-employee directors receive $2,000 for each meeting of the Board of Directors or a committee of the Board of Directors (unless held in conjunction with a meeting of the Board as a whole) attended in person, and $1,000 for each meeting attended by telephone. The Company reimburses each non-employee member of the Board of Directors and its committees for expenses incurred by such member in connection with the attendance of such meetings. The Company's non-employee directors are also paid an annual retainer in the amount of $12,000, paid in advance on the date of the annual meeting of shareholders in each year but prorated for any partial year. The Company's non-employee directors also receive options under its 1988 Director Stock Option Plan.

     Each non-employee director is eligible to include the annual retainer and meeting fees, but not expense reimbursements, in the Company's Deferred Compensation Plan. The Company incurs incidental expenses for administration of the Deferred Compensation Plan, and the Company's tax benefit for payments to such directors is delayed until funds (including earnings on the amounts invested pursuant to such Plan) are eventually distributed from such Plan. The Company does not pay any additional compensation to its non-employee directors as a result of the Deferred Compensation Plan.

     Each non-employee director is also eligible to receive medical, dental, and vision insurance benefits at the same level available to the Company's employees in general.

     The Company's directors who are also officers of the Company do not receive any additional compensation for their services as members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Common Stock beneficially owned by persons known by the Company to beneficially own greater than 5% of the Company's outstanding stock, by each director of the Company, by the Chief Executive Officer and the five other most highly paid officers of the Company, and by all directors and executive officers of the Company as a group. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of the Record Date. All percentage figures in the following table are calculated based on the number of shares of Common Stock outstanding as of the Record Date.

                                                                                  SHARES OF COMMON STOCK
                                                                                 -------------------------
         FIVE-PERCENT SHAREHOLDERS, DIRECTORS, EXECUTIVE OFFICERS(1)             NUMBER(2)         PERCENT
------------------------------------------------------------------------------   ---------         -------
FIVE-PERCENT SHAREHOLDERS:
Entities affiliated with The Equitable Companies Incorporated(3)..............   3,642,199
Massachusetts Financial Services Company(4)...................................   2,345,735
DIRECTORS AND EXECUTIVE OFFICERS:
Rodney Smith(5)...............................................................   1,810,667
Paul Newhagen(6)..............................................................     995,277
Michael A. Ellison(7).........................................................     122,229           *
Robert W. Reed(8).............................................................      31,667           *
William E. Terry(9)...........................................................      57,333           *
Deborah Triant(10)............................................................      20,000
Denis M. Berlan(11)...........................................................     167,472           *
Peter Smyth(12)...............................................................     110,000           *
Clive McCarthy(13)............................................................     281,240           *
Erik Cleage(14)...............................................................      60,763
All Directors and Officers as a Group (14 persons)(15)........................   3,821,460

---------------

  *  Less than 1%.

 (1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is 2610 Orchard Parkway, San Jose, California 95134.

 (2) The share data shown in the above table reflects the 2-for-1 stock split of the Company's outstanding common stock which was effective as to the shareholders of record on December 18, 1996. The share data was also adjusted in 1995 to reflect a 2-for-1 stock split which was effective as to the shareholders of record on May 10, 1995.

 (3) Based on a filing with the Securities and Exchange Commission dated February 13, 1997, indicating beneficial ownership as of December 31, 1996. This joint filing was made with respect to 3,642,199 shares of the Company's Common Stock by the following reporting persons: (i) a group (collectively referred to as "Mutuelles AXA") including Alpha Assurances I.A.R.D. Mutuelle and Alpha Assurances Vie Mutuelle (business address:
     100-101 Terrasse Boieldieu, 92042 Paris La Defense, France), AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle (business address: 21, rue de Chateaudum, 75009 Paris, France), AXA Courtage Assurance Mutuelle (business address: 26, rue Louis de Grand, 75002 Paris, France); (ii) AXA (business address: 23, avenue Matignon, 75008 Paris, France); and (iii) The Equitable Companies Incorporated (business address: 787 Seventh Avenue, New York, New York 10019), which beneficially owns such shares through certain of its subsidiaries. Each of the reporting persons indicates in such filing sole voting power with respect to 3,057,585 such shares, shared voting power with respect to 56,314 such shares and sole dispositive power with respect to all such shares. Mutuelles AXA and AXA disclaim beneficial ownership of all such shares.

 (4) Based on a filing with the Securities and Exchange Commission dated February 11, 1997, indicating beneficial ownership as of December 31, 1996. According to such filing, Massachusetts Financial Services Company has sole voting power with respect to 2,298,635 shares.

 (5) Includes 316,667 shares which Mr. Smith has the right to acquire within 60 days of the Record Date through exercise of options.

 (6) Includes 66,667 shares which Mr. Newhagen has the right to acquire within 60 days of the Record Date through exercise of options.

 (7) Includes 60,333 shares which Mr. Ellison has the right to acquire within 60 days of the Record Date through exercise of options.

 (8) Mr. Reed has the right to acquire all such shares within 60 days of the Record Date through exercise of options.

 (9) Includes 53,333 shares which Mr. Terry has the right to acquire within 60 days of the Record Date through exercise of options.

(10) Includes 20,000 shares which Dr. Triant has the right to acquire within 60 days of the Record Date through exercise of options.

(11) Includes 125,666 shares which Mr. Berlan has the right to acquire within 60 days of the Record Date through exercise of options.

(12) Mr. Smyth has the right to acquire all such shares within 60 days of the Record Date through exercise of options.

(13) Includes 51,000 shares which Mr. McCarthy has the right to acquire within 60 days of the Record Date through exercise of options.

(14) Includes 45,511 shares which Mr. Cleage has the right to acquire within 60 days of the Record Date through exercise of options.

(15) Includes 1,042,510 shares in the aggregate which executive officers and directors have the right to acquire within 60 days of the Record Date through exercise of options.

EXECUTIVE COMPENSATION

  Summary of Officer Compensation

     The following table summarizes the total compensation of the Chief Executive Officer and the five other most highly compensated executive officers of the Company in fiscal 1996 as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                                                         ---------------
                                                             ANNUAL COMPENSATION           SECURITIES          ALL OTHER
                                                          --------------------------       UNDERLYING        COMPENSATION
         NAME AND PRINCIPAL POSITION            YEAR      SALARY ($)      BONUS ($)      OPTIONS (#)(1)           ($)
----------------------------------------------  -----     -----------     ----------     ---------------     -------------
Rodney Smith..................................  1996        390,778         195,680          200,000            16,246(2)
  Chief Executive Officer                       1995        325,000         492,814           80,000            16,618(2)
                                                1994        312,500         375,237           40,000            13,948(2)
Denis M. Berlan...............................  1996        195,389          97,840          150,000             7,985(3)
  Chief Operating Officer                       1995        195,000         295,689           26,500             6,849(3)
                                                1994        172,500         207,831          168,000             6,569(3)
Peter Smyth...................................  1996        200,004          97,840           50,000            13,617(4)
  Vice President -- Sales                       1995        185,000         280,525           30,000            11,148(4)
                                                1994        177,500         213,596           18,000            10,748(4)
Erik Cleage...................................  1996        200,004          97,840          100,000             5,223(5)
  Vice President -- Marketing                   1995        166,269         250,198           40,000             4,037(5)
                                                1994        154,962          90,000           16,000             3,873(5)
Clive McCarthy................................  1996        190,004          92,948           40,000             8,920(6)
  Senior Vice President -- Development          1995        175,000         265,361                0             7,225(6)
  Engineering                                   1994        167,500         202,051                0             7,411(6)
Paul Newhagen(7)..............................  1996        190,004          92,948           40,000             6,199(8)
  Vice President -- Administration              1995        170,961         265,361           30,000             4,869(9)
                                                1994         10,657               0           38,332(10)      132,085(11)

---------------

 (1) The share data shown in the above table reflects the 2-for-1 stock split of the Company's outstanding common stock which was effective as to the shareholders of record on December 18, 1996. The share data was also adjusted in 1995 to reflect a 2-for-1 stock split which was effective as to the shareholders of record on May 10, 1995.

 (2) Represents $16,246, $15,118 and $12,448 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company in fiscal 1996, fiscal 1995, and fiscal 1994, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

 (3) Represents $6,485, $5,349 and $5,069 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company in fiscal 1996, fiscal 1995, and fiscal 1994, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

 (4) Represents $12,117, $9,648 and $9,248 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company in fiscal 1996, fiscal 1995, and fiscal 1994, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

 (5) Represents $3,723 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company in fiscal 1996, $2,934 and $2,659 of disability insurance premiums and life insurance premiums paid by the Company in fiscal 1995 and fiscal 1994, respectively, and a $1,500 contribution paid by the Company under its 401(k) plan in fiscal 1996, fiscal 1995, and fiscal 1994.

 (6) Represents $7,420, $5,725 and $5,911 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company in fiscal 1996, fiscal 1995, and fiscal 1994, respectively, and a $1,500 contribution by the Company under its 401(k) plan in each such year.

 (7) Mr. Newhagen served as a consultant to the Company from June 1993 until becoming Vice President -- Administration in December 1994. Mr. Newhagen has served continuously as a director of the Company since 1987.

 (8) Represents $4,699 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company in fiscal 1996, and a $1,500 contribution paid by the Company under its 401(k) plan.

 (9) Represents $4,869 of disability insurance premiums, life insurance premiums, and medical examination costs paid by the Company and a $1,500 contribution by the Company under its 401(k) plan.

(10) Represents 18,332 shares underlying options granted in December 1994 under the 1987 Stock Option Plan and 20,000 shares underlying options granted under the 1988 Director Stock Option Plan while Mr. Newhagen was a non-employee director of the Company.

(11) Represents $113,085 in consulting fees and $19,000 in director fees paid to Mr. Newhagen during the period January-December 1994.

  Options Granted During Fiscal 1996

     The following table summarizes the grants of options to purchase the Company's Common Stock made to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS                                       VALUE AT ASSUMED
                        ----------------------------------------------------------------------------      ANNUAL RATES OF STOCK
                             NUMBER OF           % OF TOTAL OPTIONS                                       PRICE APPRECIATION FOR
                            SECURITIES               GRANTED TO           EXERCISE                            OPTION TERM(1)
                        UNDERLYING OPTIONS      EMPLOYEES IN FISCAL        PRICE         EXPIRATION      ------------------------
         NAME              GRANTED(#)(2)                YEAR             ($/SHARE)          DATE          5% ($)        10% ($)
----------------------  -------------------     --------------------     ----------     ------------     ---------     ----------
Rodney Smith(3).......        200,000(9)                7.8%                35.00         12/17/06       4,402,262     11,156,197
Denis M. Berlan(4)....        150,000(10)               5.9%                35.00         12/17/06       3,301,697      8,367,148
Peter Smyth(5)........         50,000(11)                 2%                35.00         12/17/06       1,100,566      2,789,049
Erik Cleage(6)........        100,000(12)               3.9%                35.00         12/17/06       2,201,131      5,578,099
Clive McCarthy(7).....         40,000(13)               1.6%                35.00         12/17/06         880,452      2,231,239
Paul Newhagen(8)......         40,000(14)               1.6%                35.00         12/17/06         880,452      2,231,239

 (1) The 5% and 10% assumed compound rates of annual stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

 (2) The options shown in the table are nonstatutory stock options that were granted at fair market value under the Company's 1996 Stock Option Plan, as amended (the "1996 Plan"). The share data shown in the above table reflects the 2-for-1 stock split of the Company's outstanding common stock which was effective as to the shareholders of record on December 18, 1996.

 (3) All options previously granted to Mr. Smith under the 1987 Plan become fully exercisable on June 7, 2001.

 (4) All options previously granted to Mr. Berlan under the 1987 Plan become fully exercisable on December 31, 2000.

 (5) All options previously granted to Mr. Smyth under the 1987 Plan become fully exercisable on December 31, 2000.

 (6) All options previously granted to Mr. Cleage under the 1987 Plan become fully exercisable on August 31, 2000.

 (7) All options previously granted to Mr. McCarthy under the 1987 Plan become fully exercisable on June 18, 2002.

 (8) All options previously granted to Mr. Newhagen under the 1987 Plan become fully exercisable on December 31, 2000.

 (9) 60,000 shares vest monthly from January 1, 1997 through December 31, 1997, 40,000 shares vest monthly from January 1, 1998 through December 31, 1998, 20,000 shares vest monthly from January 1, 1999 through December 31, 1999 and 80,000 shares vest monthly from January 1, 2001 through December 31, 2001.

(10) 30,000 shares vest monthly from January 1, 1999 through December 31, 1999, 50,000 shares vest monthly from January 1, 2000 through December 31, 2000, and 70,000 shares vest monthly from January 1, 2001 through December 31, 2001.

(11) 10,000 shares vest monthly from January 1, 2000 through December 31, 2000 and 40,000 shares vest monthly from January 1, 2001 through December 31, 2001.

(12) 20,000 shares vest monthly from January 1, 1998 through December 31, 1998, 20,000 shares vest monthly from January 1, 1999 through December 31, 1999, 20,000 shares vest monthly from January 1, 2000 through December 31, 2000, and 40,000 shares vest monthly from January 1, 2001 through December 31, 2001.

(13) 20,000 shares vest monthly from January 1, 2000 through December 31, 2000 and 20,000 shares vest monthly from January 1, 2001 through December 31, 2001.

(14) 20,000 shares vest monthly from January 1, 2000 through December 31, 2000 and 20,000 shares vest monthly from January 1, 2001 through December 31, 2001.

  Option Exercises and Fiscal 1996 Year-End Values

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year-end value of unexercised options held by each of the persons named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

                                                                  NUMBER OF SECURITIES
                                                                       UNDERLYING
                                                                       UNEXERCISED              VALUE OF UNEXERCISED
                                                               OPTIONS AT FISCAL YEAR-END       IN-THE-MONEY OPTIONS
                                  SHARES                                   (#)                AT FISCAL YEAR-END ($)(2)
                                ACQUIRED ON        VALUE       ---------------------------   ---------------------------
            NAME              EXERCISE (#)(1)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  ---------------   ------------   -----------   -------------   -----------   -------------
Rodney Smith................            0                0       300,000        500,000       10,146,264       7,990,014
Denis M. Berlan.............            0                0       114,666        339,834        3,680,692       5,529,588
Peter Smyth.................            0                0       122,000        156,000        4,072,503       2,824,004
Erik Cleage.................        3,000           62,313        62,844        236,000        1,898,734       3,780,882
Clive McCarthy..............       20,000          644,375        49,427        218,333        1,683,098       5,845,254
Paul Newhagen...............            0                0        61,478        126,854        1,980,747       1,996,695

---------------

(1) The share data shown in the above table reflects the 2-for-1 stock split of the Company's outstanding common stock which was effective as to the shareholders of record on December 18, 1996.

(2) Amounts reflecting gains on outstanding stock options are based on the closing price of the Company's Common Stock on December 31, 1996 of $36.3438 (as adjusted to reflect the Company's 2-for-1 stock split, which was effective on December 18, 1996).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were complied with, except that Clive McCarthy filed one timely report on Form 4 reporting 6 sale transactions that occurred during November 1996, but inadvertently failed to include in the report 2 stock option exercise transactions that also occurred during the same month. In making these statements, the Company has relied upon the written representations of its officers and directors.

CHANGES TO BENEFIT PLANS

     The Company has proposed an amendment to increase the share reserve under its 1996 Stock Option Plan (the "1996 Plan"). Grants under the 1996 Plan will be made at the discretion of the Board of Directors, and therefore, future grants under the 1996 Plan are not yet determinable. Accordingly, the following table sets forth grants of stock options received under the 1996 Plan during the fiscal year ended December 31, 1996, by (1) the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company as of December 31, 1996; (2) all current executive officers as a group;
(3) all current directors who are not executive officers as a group; and (4) all employees, including all officers who are not executive officers, as a group.

                               NEW PLAN BENEFITS

                                                                   1996 STOCK OPTION
                                                                        PLAN(1)
                                                              ---------------------------
                                                                EXERCISE
                                                                  PRICE         NUMBER OF
                         NAME AND POSITION                    ($ PER SHARE)     SHARES(2)
        ----------------------------------------------------  -------------     ---------
        Rodney Smith........................................     35.00            200,000
          Chairman of the Board of Directors,
          President and Chief Executive Officer
        Denis M. Berlan.....................................     35.00            150,000
          Executive Vice President -- Operations; Chief
          Operating Officer
        Peter Smyth.........................................     35.00             50,000
          Vice President -- Sales
        Erik Cleage.........................................     35.00            100,000
          Vice President -- Marketing
        Clive McCarthy......................................     35.00             40,000
          Senior Vice President -- Development Engineering
        Paul Newhagen.......................................     35.00             40,000
          Vice President -- Administration
        Executive Officer Group (10 persons)................     34.689 (3)       738,666
        Non-Executive Officer Director Group (4 persons)....     24.688 (3)       140,000
        Non-Executive Officer Employee Group................     23.8929(3)     2,553,900

---------------

(1) Only employees (including officers and directors) and consultants of the Company or any parent or subsidiary are eligible to participate in the 1996 Stock Option Plan. Non-Executive Officer Directors are eligible to participate in the 1988 Director Stock Option Plan.

(2) The share data shown in the above table reflects the 2-for-1 stock split of the Company's outstanding common stock which was effective as to the shareholders of record on December 18, 1996.

(3) Exercise prices for the grants to these groups are shown on a weighted-average basis.

COMPANY PERFORMANCE

     The following graph shows a comparison, since January 1, 1992, of cumulative total return for the Company, the Standard & Poor's 500 Index, and the Standard & Poor's Semiconductor Index.

        Measurement Period                Altera                              S&P Semiconduc-
      (Fiscal Year Covered)             Corporation        S&P 500 Index         tor Index
1/1/92                                             100                 100                 100
1/1/93                                          79.213             111.885             186.066
1/1/94                                          143.82             110.424             248.408
1/1/95                                         251.124             124.033             296.673
1/1/96                                         502.247               159.9             325.858
12/31/96                                       653.375             183.492             621.171

Assumes $100 invested on December 31, 1991 in Altera common stock, Standard & Poor's 500 Index, and Standard & Poor's Semiconductor Index.
---------------

* Total return assumes reinvestment of dividends for the Standard & Poor's 500 Index and Standard & Poor's Semiconductor Index. The Company has never paid dividends on its common stock and has no present plans to do so.

        PROPOSAL TWO -- APPROVAL OF AMENDMENT TO 1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan (the "1996 Plan") was adopted by the Board of Directors in March 1996 and approved by the shareholders in May 1996. The 1996 Plan as adopted had 2,000,000 shares of Common Stock reserved for issuance thereunder, which upon effectiveness of the Company's two-for-one stock split in December 1996, increased the number of shares reserved thereunder to 4,000,000.

     In January 1996, the Board of Directors approved amendments to the 1996 Plan, subject to shareholder approval, to increase the number of shares reserved for issuance thereunder by 1,300,000, thereby increasing the total number of shares issuable under the 1996 Plan from 4,000,000 to 5,300,000.

GENERAL

     The 1996 Plan provides for the grant to employees and consultants of the Company or any parent or subsidiary thereof of stock options ("Options"), which may be incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Code, or nonstatutory stock options ("Nonstatutory Options"), at the discretion of the Board of Directors of the Company and as reflected in the terms of the written Option agreement. The Company does not currently have plans to grant Incentive Stock Options under the 1996 Plan.

     The 1996 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of ERISA.

PURPOSES

     The purposes of the 1996 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company, to promote the success of the Company's business, and to clearly align the interests of eligible employees directly with those of the shareholders.

ADMINISTRATION

     The 1996 Plan may be administered by the Board of Directors of the Company or by a committee designated by the Board, which committee can have non-director employee members. Once appointed, the committee members shall continue to serve until otherwise directed by the Board. The administration, interpretation, or application of the 1996 Plan by the Board of Directors or its committee shall be final, conclusive, and binding upon all participants. The Board of Directors will administer the 1996 Plan, subject to the authority delegated to the Stock Option Plan Committee to grant Options (not to exceed 30,000 shares per Option) to employees other than officers and directors, and to the authority delegated to its Compensation Committee to administer the 1996 Plan in connection with grants and other matters regarding officers, directors, and 10% shareholders of the Company, as each such term is defined under Section 16 of the Exchange Act. Currently, the Stock Option Plan Committee consists of Rodney Smith and Nathan
M. Sarkisian and the Compensation Committee consists of William E. Terry and Michael A. Ellison. Members of the Board and the committees will receive no additional compensation for their services in connection with the administration of the 1996 Plan. Copies of the 1996 Plan are available upon request at the Company's principal executive offices.

ELIGIBILITY

     The 1996 Plan provides for the grant of Options to employees (including employees who are both officers and directors of the Company) and consultants of the Company or any parent or subsidiary of the Company whom the Board of Directors or the committees determine are eligible to be granted Options under the 1996 Plan ("Optionees"). Incentive Stock Options may only be granted to employees. The Board of Directors or the committees determine the number of
shares to be subject to each Option. As of the Record Date,      employees
(including officers and directors) were eligible to participate in the 1996
Plan.

     In accordance with Section 162(m) of the Code, the 1996 Plan imposes a limitation on grants to any Optionee in any fiscal year so that the aggregate grants in any one year to any Optionee may not exceed 250,000 shares per fiscal year; provided, however, that new hires may receive additional Option grants for no more than 250,000 shares in the year they are hired. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all Incentive Stock Options which are exercisable for the first time in any calendar year by an employee.

TERMS OF OPTIONS

     Each Option granted pursuant to the 1996 Plan is evidenced by a written stock option agreement between the Company and the Optionee and is subject to the following terms and conditions:

          (a) Exercise of the Option. The Board of Directors or the committees determine on the date of grant when Options may be exercisable under the 1996 Plan.

          The form of Option agreement currently used under the 1996 Plan for new employees provides that an Option will be exercisable cumulatively as to 20% of the Option shares at the end of the first year and as to 1.6667% each month thereafter, so long as employment continues. Other vesting schedules may be used for new employees in some circumstances. Additional Options granted to existing employees will typically vest monthly over a one-year period ending five years from the date of grant.

          An Option is exercised by delivering to the Company a written notice of exercise that specifies the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price to the Company. An Option may not be exercised for a fraction of a share.

          Payment for shares issued upon exercise of an Option may consist of cash, check, promissory note, an exchange of shares of the Company's Common Stock, any combination of such methods of payment, or such other consideration as determined by the Board of Directors or the committees and as permitted under the California Corporations Code.

          (b) Exercise Price. The exercise price of Options granted under the 1996 Plan is determined by the Board of Directors or the committees but may not be less than 100% of the fair market value of the Common Stock on the date the Option is granted. The 1996 Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on the Nasdaq National Market, on the date of grant of the Option, as reported in The Wall Street Journal.

          (c) Termination of Employment. If the Optionee's employment with the Company is terminated for any reason (other than death, total and permanent disability, or in certain cases, retirement), a vested Option may be exercised within 30 days (or such other period of time (not exceeding three months in the case of Incentive Stock Options) as is determined by the Board or the committee administering the 1996 Plan at the time of grant of such Option), after such termination (but in no event later than the date of expiration of the term of such Option) as to all or part of the shares as to which the Optionee was entitled to exercise at the date of such termination. An Optionee may be exempt from this rule if the Optionee is on an approved leave of absence, or if transferred to a subsidiary or parent of the Company.

          (d) Retirement. If an Optionee satisfies certain requirements relating to his or her age and tenure with the Company, the Board or the committee administering the 1996 Plan may grant the Optionee Options that continue to vest following his or her retirement from the Company. The Board or the committee may determine the extended period of exercisability and vesting, but such period may not extend beyond the date the Option would otherwise terminate in accordance with its terms pursuant to the Option Agreement between the Company and the Optionee.

          An Optionee is eligible for extended exercisability of Options upon retirement under the 1996 Plan only if he or she: (i) is at least 50 years old at the time of retirement and has completed at least ten years of service as an employee of or consultant to the Company after reaching age 40, or (ii) has terminated his or her employment or consultancy with the Company as a result of disability (regardless of Optionee's age), has completed ten years of service as an employee or consultant of the Company, and is eligible for Social Security benefits. In addition, to be eligible for extended exercisability of Options upon retirement under the 1996 Plan, an Optionee must not have committed certain acts of misconduct, including conduct related to employment for which either criminal or civil penalties may be sought, willful violation of the Company's written policies, engaging in any activity which is in competition with the Company or any parent or subsidiary of the Company, or unauthorized disclosure of confidential information or trade secrets of the Company or any parent or subsidiary of the Company (collectively "Acts of Misconduct"). Any Options for which the exercisability and/or vesting has been extended by the Board or the committee will terminate immediately if the Optionee commits any Act of Misconduct subsequent to his or her retirement.

          (e) Death or Disability. If an Optionee is unable to continue his or her employment with the Company as a result of death, his or her Options may be exercised at any time within six months from the date of death (but in no event later than the date of expiration of the term of such Option) to the extent such Options would have been exercisable on the date six months after the date of the Optionee's death. If an Optionee should die after a termination of employment, but before his or her Options have expired or been exercised, such Options may be exercised at any time within six months after death (but in no event later than the date of expiration of the term of such Option) but only to the extent the Options were exercisable on the date of termination. The Board or its Committee may in its discretion extend the exercisability (but not the vesting) of such Options for up to twelve months from the date of death.

          If an Optionee is unable to continue his or her employment with the Company as a result of total and permanent disability, and except as otherwise provided above under "Retirement," his or her Options may be exercised at any time within three months after termination (or such other period not exceeding twelve months as determined by the Board or committee but in no event later than the date of expiration of the term of such Option) to the extent the Option was exercisable on the date of termination.

          (f) Term and Termination of Options. Options granted under the 1996 Plan expire ten years from the date of grant, unless a shorter period is provided in the Option agreement. The current form of Option agreement provides for a ten-year term. No Option may be exercised by any person after the expiration of its term.

          (g) Nontransferability of Options. An Option is not transferable by the Optionee, other than by will or the laws of descent and distribution. In the event of the Optionee's death, Options may be exercised by a person who acquires the right to exercise the Option by bequest or inheritance.

          (h) Other Provisions. The Option agreement may contain such other terms, provisions, and conditions not inconsistent with the 1996 Plan as may be determined by the Board of Directors or the committees.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

     In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of additional consideration by the Company, an appropriate adjustment shall be made by the Board of Directors in the Option exercise price and in the number of shares subject to each Option.

     In the event of a proposed dissolution or liquidation of the Company, the Company is required to notify each Optionee as soon as practicable prior to the effective date of the proposed transaction. The Board may, in its discretion, provide for an Optionee to have the right to exercise his or her Options prior to the transaction and may, in addition, accelerate the exercisability of Options so as to permit Optionees to exercise their Options to purchase shares of Common Stock for which the Options would not otherwise be exercisable. To the extent an Option has not been previously exercised, it will terminate immediately prior to the proposed liquidation or dissolution.

     In the event of a proposed sale of the assets of the Company or the merger of the Company with or into another corporation, all Options will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all Options, the Optionees shall have the right to exercise Options prior to such transaction for all shares of Common Stock subject to such Options, including shares for which such Options would not otherwise be exercisable. Options will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquiror confers the right to receive for each share of Common Stock subject to such Options the consideration received in the merger or sale of assets in exchange for outstanding shares of the Common Stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the merger or sale of assets.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend, or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1996 Plan to the extent necessary to comply with Rule 16b-3, Section 162(m), and Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan shall terminate ten years from the date of its approval by the shareholders of the Company.

TAX INFORMATION

     Incentive Stock Options

     The Code provides to Optionees favorable federal income tax treatment of Options which qualify as Incentive Stock Options. Even if designated as Incentive Stock Options in the Option agreement, any Options in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be a Nonstatutory Options and treated as described under "Nonstatutory Options." If an Option granted under the 1996 Plan is treated as an Incentive Stock Option, the Optionee will recognize no income upon grant of the Option, and will recognize no income upon exercise of the Option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an Incentive Stock Option.

     Upon the sale of the shares issued upon exercise of an Incentive Stock Option at least two years after the grant of the Option and one year after exercise of the Option (the "statutory holding periods"), any gain will be taxed to the Optionee as long-term capital gain. Under current law, the federal tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the statutory holding periods are not satisfied (i.e., the Optionee makes a "disqualifying disposition"), the Optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the Option exercise, or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any gain or loss recognized on a disqualifying disposition of the shares in excess of the amount treated as compensation income will be characterized as capital gain or loss.

     Different rules may apply if shares are purchased by an Optionee who is subject to Section 16(b) of the Exchange Act, and the Optionee subsequently disposes of such shares prior to the expiration of the statutory holding periods.

     Nonstatutory Options

     Nonstatutory Options granted under the 1996 Plan will not qualify for any special tax benefits to the Optionee.

     An Optionee will not recognize any taxable income at the time he or she is granted a Nonstatutory Option. Upon exercise of the Option, the Optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. However, if shares subject to a repurchase option of the Company (i.e., unvested shares) are purchased upon exercise of a Nonstatutory Option, no tax will be imposed at the time of exercise with respect to such unvested shares (and the Optionee's long-term capital gain holding period will not begin at such time) unless the Optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the Optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the Optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the Option exercise price. If a
Section 83(b) election is timely filed, the unvested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation upon exercise of the option may also be deferred (unless a Section 83(b) election is filed) in the case of an Optionee who is subject to Section 16(b) of the Exchange Act.

     The compensation income recognized by the Optionee who is also an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation paid to the Optionee. If such current compensation is insufficient to pay the withholding tax, the Optionee will be required to make direct payment to the Company for the tax liability.

     Upon a resale of the shares issued upon exercise of a Nonstatutory Option, any difference between the sales price and the fair market value of the shares on the date of exercise of the Nonstatutory Option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. Under current law, the federal tax rate on net capital gain is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The Company will be entitled to a corresponding tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a Nonstatutory Option. During 1996, the Company
received a tax deduction of $     million with respect to options exercised by
employees under the 1987 Plan and $     million with respect to options
exercised by employees under the 1996 Plan. This amount is in addition to the
$     million received by the Company as payment of the exercise price of such options.

     Alternative Minimum Tax

     The exercise of an Incentive Stock Option may subject the Optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated by applying a tax rate of 26% to alternative minimum taxable income ("AMTI") up to $175,000, and 28% to AMTI above $175,000. AMTI is equal to (i) taxable income adjusted for certain items (including the difference between the exercise price and the fair market value of shares underlying an Incentive Stock Option at exercise), plus (ii) items of tax preference, less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (including the difference between the exercise price and the fair market value of shares underlying an Incentive Stock Option at exercise). However, these exclusion amounts are reduced by an amount equal to 25% of the amount by which the taxpayer's AMTI exceeds $150,000 and $112,500, respectively. Under certain circumstances, an optionee may affect the timing and measurement of AMTI by filing an election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an Incentive Stock Option.

     Tax Summary

     The foregoing summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant of Options and purchase of shares under the 1996 Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax implications of an Optionee's death or the provisions of the income tax laws of any municipality, state, or foreign country in which the Optionee may reside.

PROPOSED ADOPTION OF AMENDMENT OF 1996 STOCK OPTION PLAN

     At the Annual Meeting, the shareholders are being requested to approve the Amendment to the 1996 Plan and reserve an additional 1,300,000 shares for issuance thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the 1996 Plan. IN ORDER TO PROVIDE INCENTIVES TO ELIGIBLE EMPLOYEES AND TO ALIGN THEIR INTERESTS DIRECTLY WITH THOSE OF THE SHAREHOLDERS, THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH AMENDMENT.

                 PROPOSAL THREE -- REINCORPORATION IN DELAWARE

INTRODUCTION

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Altera California" refers to the existing California corporation and the term "Altera Delaware" refers to the new proposed Delaware corporation, a wholly owned subsidiary of Altera California, which is the proposed successor to Altera California. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement and the Certificate of Incorporation and Bylaws of Altera Delaware, copies of which are attached hereto as Appendix A, Appendix B, and Appendix C, respectively.

PRINCIPLE REASONS FOR REINCORPORATING IN DELAWARE

     The Reincorporation Proposal is not being proposed in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Rather, the Proposed Reincorporation has been unanimously approved by the Company's Board of Directors for the following principle reasons.

     PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of Delaware corporations. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantially greater judicial precedent in Delaware than in California as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. These well-established principles would provide the members of the Board of Directors with a solid foundation for exercising their business judgment for the benefit of the Company's shareholders.

     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. See "The Charters and Bylaws of Altera California and Altera Delaware -- Monetary Liability of Directors."

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Altera-California's Board of Directors has unanimously approved the Proposed Reincorporation and recommends that shareholders vote for the Proposed Reincorporation.

     Approval of the Reincorporation Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Altera-California Common Stock. A vote for the Proposed Reincorporation will also constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of Altera Delaware, (ii) the assumption of Altera California's employee benefit plans and outstanding stock options by Altera Delaware, and (iii) increase to 400,000,000 the number of authorized shares of Common Stock of the Company. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

     If approved by the shareholders, the Company anticipates that the Effective Date of the Merger will be as soon as practicable following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without further shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Merger if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED REINCORPORATION.

THE REINCORPORATION PROCESS

     The Reincorporation Proposal will be effected by merging Altera California into Altera Delaware (the "Merger"). Upon completion of the Merger, Altera California will cease to exist and Altera Delaware will continue to operate the business of the Company under the name Altera Corporation. Pursuant to the Agreement and Plan of Merger between Altera California and Altera Delaware, a copy of which is attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Altera California Common Stock, without par value, will automatically be converted into one share of Altera Delaware Common Stock, $0.01 par value per share. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ALTERA DELAWARE.

     Upon the date on which the Merger is effective (the "Effective Date"), Altera Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Altera California. Each outstanding and unexercised option, warrant or other right to purchase shares of Altera California Common Stock will become an option, warrant or right to purchase the same number of shares of Altera Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Altera California option, warrant or right at the Effective Date.

     Shareholders of Altera California will have no dissenter's rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware -- Appraisal Rights."

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The six directors who are members of the Board of Directors of Altera California as of the Effective Date will become the directors of Altera Delaware. All employee benefit plans of Altera California will be assumed and continued by Altera Delaware. All stock options, warrants or other rights to acquire Common Stock of Altera California will automatically be converted into an option, warrant or right to purchase the same number of shares of Altera Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Altera California's other employee benefit arrangements will also be continued by Altera Delaware upon the terms and subject to the conditions currently in effect.

ANTI-TAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise that are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which Altera Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain

Business Combinations." Removing the right of 10% shareholders to call a special meeting has an anti-takeover impact because a hostile acquiror could not act prior to the annual meeting to establish a majority on the board without making a tender offer. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Altera California and Altera Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

     The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to maximize shareholder value in the event of an unsolicited takeover attempt.

THE CHARTERS AND BYLAWS OF ALTERA CALIFORNIA AND ALTERA DELAWARE

     Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to maximize shareholder value in the event of an unsolicited takeover attempt, the proposed Altera Delaware Certificate of Incorporation and Bylaws are substantially similar to the Company's current Articles of Incorporation and Bylaws. However, as discussed below, the Reincorporation Proposal includes the implementation of certain provisions in the Altera Delaware Certificate of Incorporation and Bylaws that are different from the California Articles of Incorporation and Bylaws, some of which alter the rights of stockholders and the powers of management. In addition, Altera Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

     AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The Articles of Incorporation of Altera California currently authorize the Company to issue up to 160,000,000 shares of Common Stock, without par value. The Certificate of Incorporation of Altera Delaware currently authorizes Altera Delaware to issue up to 400,000,000 shares of Common Stock, $0.01 par value per share. The Board of Directors has no immediate plans for the issuance of additional shares of Common Stock. However, the increase in the number of authorized shares of Common Stock will provide the Company the flexibility to undertake various types of transactions, including financings, increases in the shares reserved for issuance pursuant to the stock option plans, stock dividends, or other corporate purposes not yet determined. The additional shares of Common Stock would be available for issuance without further stockholder action, unless stockholder action is required by Delaware law or the rules of any stock exchange on which the Common Stock may then be listed.

     MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of Altera California and the Certificate of Incorporation of Altera Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the Altera Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Altera California Articles of Incorporation in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. In connection with the Proposed Reincorporation, the Company will enter into new indemnification agreements with officers and directors to conform the agreements to Delaware law. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and
Delaware -- Indemnification and Limitation of Liability."

     SIZE OF THE BOARD OF DIRECTORS. The Bylaws of Altera California provide for a variable Board of Directors ranging from four to seven members, with the exact number currently set at six directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. As provided by Delaware law, the Altera Delaware Bylaws permit the Board of Directors to change the authorized number of directors by resolution.

     CUMULATIVE VOTING FOR DIRECTORS. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can eliminate cumulative voting with shareholder approval. The Company does not have cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Altera Delaware Certificate of Incorporation does not provide for cumulative voting rights and thus the voting rights are unchanged from those of the Altera California Articles of Incorporation.

     POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as may be authorized by the articles of incorporation or the bylaws of the corporation. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the corporation's certificate of incorporation or bylaws. Neither the Certificate of Incorporation nor the Bylaws of Altera Delaware authorizes any party other than the Board of Directors to call a special meeting of stockholders. The elimination of the right of shareholders to call a special meeting would mean that a shareholder could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board believed such consideration to be appropriate or until the next annual meeting (provided that the requestor meets the notice requirements). The restriction on the ability of shareholders to call a special meeting means that a proposal to replace the Board could be delayed until the next annual meeting for which the shareholders meet the notice requirements.

     FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board of directors only if so authorized by the corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Altera California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Altera Delaware will permit the remaining directors to fill any vacancy created by removal of directors by the stockholders.

     LOANS, GUARANTIES AND OTHER ASSISTANCE TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Altera California also contain a similar provision. Pursuant to the Altera Delaware

Bylaws and in accordance with Delaware law, Altera Delaware may make loans to, guaranty the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the Board of Directors, may reasonably be expected to benefit the corporation.

     VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Altera California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in a Delaware corporation's certificate of incorporation. The Bylaws of Altera Delaware are consistent with Altera California's Bylaws, providing that if a stockholder specifically demands election of directors by ballot then elections shall be held by ballot. Stockholders of Altera Delaware may therefore continue to demand election by ballot, unless and until the Bylaws are amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

     NO ACTION BY WRITTEN CONSENT OF SHAREHOLDERS. Under California and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Delaware law permits a corporation to eliminate this ability to act by written consent. The Bylaws of Altera California do not permit shareholders to act by written consent, and similarly the Altera Delaware Certificate of Incorporation and Altera Delaware Bylaws will not permit stockholders to act by written consent. Additionally, the Altera Delaware Certificate of Incorporation provides that an affirmative vote of at least eighty percent (80%) of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to adopt a provision permitting shareholder action by written consent. The inability of stockholders to act by written consent could lengthen the amount of time required for stockholders to take action, since certain actions by written consent are not subject to the minimum notice requirements for calling and holding stockholders' meetings. In particular, this may deter hostile takeover attempts, because a holder or group of holders controlling a majority in interest of Altera Delaware's capital stock would not be able immediately to amend Altera Delaware's Bylaws or remove directors by written consent.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in many respects. Although not all of these differences are set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

     STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS.

     In recent years, a number of states have adopted special laws placing certain restrictions on "unfriendly" corporate takeovers or other transactions involving a corporation and one or more of its significant shareholders. Section 203 of the Delaware Corporations Code prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person or entity becomes an interested stockholder, unless specific conditions are met. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15 percent or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities of 15 percent or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock, the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guaranties, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85 percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by the affirmative vote of 66 2/3 percent of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ stock market or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Altera Delaware does not intend to so elect to be excluded from the statutory provisions of Section 203.

     Section 203 may encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Altera Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Altera Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances. Section 203 may also discourage certain potential acquirors unwilling to comply with its provisions. See "-- Shareholder Voting" below.

     REMOVAL OF DIRECTORS.

     Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. In the case of a Delaware corporation such as Altera Delaware, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     CLASSIFIED BOARD OF DIRECTORS.

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Altera California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Altera Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and Altera Delaware currently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of Altera Delaware.

     INDEMNIFICATION AND LIMITATION OF LIABILITY.

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability and expenses.

     California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     A Delaware corporation is permitted to eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. However, the corporation's certificate of incorporation may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying, with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

     California law requires indemnification when the individual has defended successfully the action on the merits. Delaware law, in contrast, requires indemnification relating to a successful defense on the merits or otherwise.

     Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Such determination may be made: (i) by a majority vote of the directors who are not parties to such action, even though less than a quorum, or (ii) by independent legal counsel (if a quorum of disinterested directors is not obtainable) or (iii) by a majority vote of a quorum of the stockholders. However, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that a court shall deem indemnification to be proper. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy. A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     INSPECTION OF SHAREHOLDER LIST.

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent or more of a corporation's voting shares, or shareholders holding an aggregate of one percent or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

     DIVIDENDS AND REPURCHASES OF SHARES.

     California law dispenses with the concept of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has not declared or paid cash dividends on its capital stock. The Company currently expects it will retain its future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the foreseeable future.

     SHAREHOLDER VOTING.

     Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20 percent of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50 percent but less than 90 percent of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations."

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

     INTERESTED DIRECTOR TRANSACTIONS.

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Altera California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Altera Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

     SHAREHOLDER DERIVATIVE SUITS.

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     APPRAISAL RIGHTS.

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of a merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Altera California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale-of-asset reorganizations.

     DISSOLUTION.

     Under California law, shareholders holding 50 percent or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Altera Delaware's Certificate of Incorporation contains no such super majority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Altera Delaware that had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Altera California Common Stock who receive Altera Delaware Common Stock in exchange for their Altera California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Altera California shareholders, such as dealers in securities, or those Altera California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Altera California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

     The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

          (a) No gain or loss should be recognized by holders of Altera California Common Stock upon receipt of Altera Delaware Common Stock pursuant to the Proposed Reincorporation;

          (b) The aggregate tax basis of the Altera Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Altera California Common Stock surrendered in exchange therefor; and

          (c) The holding period of the Altera Delaware Common Stock received by each shareholder of Altera California should include the period for which such shareholder held the Altera California Common Stock surrendered in exchange therefor, provided that such Altera California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Altera California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Altera Delaware, Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Altera Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Altera California Common Stock.

                PROPOSAL FOUR -- RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of Altera for the current fiscal year ending December 31, 1997. The Company expects that a representative of Price Waterhouse LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative votes of the holders of a majority of the shares of Company stock present or represented and voting at the Annual Meeting will be required to approve this proposal. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          For the Board of Directors
                                          ALTERA CORPORATION

                                          C. Wendell Bergere,
                                          Secretary

Dated: March 20, 1997

2640-PS-97

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                             OF ALTERA CORPORATION
                             A DELAWARE CORPORATION
                                      AND
                               ALTERA CORPORATION
                            A CALIFORNIA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of           1997, (the
"Agreement") is between Altera Corporation, a Delaware corporation ("Altera-Delaware") and Altera Corporation, a California corporation ("Altera-California"). Altera-Delaware and Altera-California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Altera-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 400,000,000 shares, all of which are designated "Common Stock", $.01 par value. As of the date hereof, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Altera-California.

     B. Altera-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 160,000,000
shares, all of which are designated "Common Stock". As of             , 1997,
          shares of Common Stock were issued and outstanding.

     C. The Board of Directors of Altera-California has determined that, for the purpose of effecting the reincorporation of Altera-California in the State of Delaware, it is advisable and in the best interests of Altera-California that Altera-California merge with and into Altera-Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of Altera-Delaware and
Altera-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Altera-Delaware and Altera-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I.  MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Altera-California shall be merged with and into Altera-Delaware (the "Merger"), the separate existence of Altera-California shall cease and Altera-Delaware shall be, and is herein sometimes referred as, the "Surviving Corporation", and the name of the Surviving Corporation shall be Altera Corporation.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed Agreement and Plan of Merger meeting the requirements of California General Corporation Law shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Altera-California shall cease and Altera-Delaware, as the Surviving Corporation, (i) shall continue to possess all of Altera-California's assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Altera-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Altera-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Altera-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Altera-California in the same manner as if Altera-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

                 II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Altera-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and of applicable law.

     2.2 Bylaws. The Bylaws of Altera-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

                      III.  MANNER OF CONVERSION OF STOCK

     3.1 Altera-California Common Shares. Upon the Effective Date of the Merger, each share of Altera-California Common Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $.01 par value, of the Surviving Corporation.

     3.2 Altera-California Options, Stock Purchase Rights and Convertible Securities.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Altera-California under, and continue, its 1987 Stock Option Plan, 1996 Stock Option Plan, 1988 Director Option Plan, 1987 Employee Stock Purchase Plan and all other employee benefit plans of Altera-California. Each outstanding and unexercised option, other right to purchase, or security convertible into, Altera-California Common Stock (a "Right") shall become, subject to the provisions in Section 3.2(c), an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each one (1) share of Altera-California Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Altera-California Right at the Effective Date of the Merger. This Section 3.3(a) shall not apply to outstanding shares of Altera-California Common Stock. Such outstanding shares of Common Stock are subject to Section 3.1.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Altera-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion (unless the holder was entitled to a fractional interest immediately prior to the Merger). In lieu thereof, any fractional share interests to which a holder of an assumed Right would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.

     Notwithstanding the foregoing, with respect to options issued under the Altera-California's 1987 and 1996 Stock Option Plans, as amended, that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

     3.3 Altera-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.01 par value, of Altera-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Altera-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Altera-California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Altera-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Altera-California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Altera-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  IV.  GENERAL

     4.1 Covenants of Altera-Delaware. Altera-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Altera-Delaware of all of the franchise tax liabilities of Altera-California.

          (c) Take such other actions as may be required by the California General Corporation Law.

     4.2 Further Assurances. From time to time, as and when required by Altera-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Altera-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Altera-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Altera-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Altera-Delaware are fully authorized in the name and on behalf of Altera-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Altera-California or of Altera-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Altera-California or by the sole stockholder of Altera-Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, County of New Castle, Delaware 19801, and RL&F Service Corp. is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2610 Orchard Parkway, San Jose, California 95134, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Altera-California and Altera-Delaware is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          ALTERA CORPORATION
                                          a Delaware corporation

                                          By:
                                          --------------------------------------
                                            Rodney Smith, President and
                                            Chief Executive Officer

ATTEST:

--------------------------------------
C. Wendell Bergere, Secretary

                                          ALTERA CORPORATION
                                          a California corporation

                                          By:
                                          --------------------------------------
                                            Rodney Smith, President and
                                            Chief Executive Officer

ATTEST:

--------------------------------------
C. Wendell Bergere, Secretary

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                               ALTERA CORPORATION

     I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

          FIRST. The name of the corporation is Altera Corporation.

          SECOND. The address of the corporation's registered office in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is RL&F Service Corp.

          THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH. The total number of shares of stock which the corporation shall have authority to issue is four hundred million (400,000,000). All such shares are to be Common Stock, par value of $.01 per share.

          FIFTH. The incorporator of the corporation is Jesse A. Finkelstein, P.O. Box 551, Wilmington, DE 19899.

          SIXTH. Unless and except to the extent that the by-laws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

          SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to adopt, alter, amend and repeal the by-laws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any by-law whether adopted by them or otherwise.

          EIGHTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

          NINTH. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 80 percent (80%) in voting power of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with the Article Ninth.

          TENTH. The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

          ELEVENTH. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names and mailing addresses of the persons who are to serve as the initial directors of the corporation until the first annual meeting of stockholders of the corporation, or until their successors are duly elected and qualified, are:

Rodney Smith            Altera Corporation
                        2610 Orchard Parkway, San Jose, CA 95134

Michael A. Ellison      1211 88th Place NE
                        Bellevue, WA 98004

Paul Newhagen           Altera Corporation
                        2610 Orchard Parkway, San Jose, CA 95134

Robert W. Reed          861 San Martin Place
                        Fremont, CA 94539

William E. Terry        925 Laurel Glen
                        Palo Alto, CA 94304

Deborah Triant          CheckPoint Software Technologies, Inc.
                        400 Seaport Court, Suite 105
                        Redwood City, CA 94063

     Except as otherwise provided in this Article Eleventh, the number of directors shall be as specified in the bylaws.

     The undersigned incorporator hereby acknowledges that the foregoing
certificate of incorporation is his act and deed on March   , 1997.

                                          --------------------------------------
                                          Jesse A. Finkelstein
                                          Incorporator

                                                                      APPENDIX C

                                    BY-LAWS
                                       OF
                               ALTERA CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                   ARTICLE I

                              OFFICES AND RECORDS

     SECTION 1.1. Delaware Office. The principal office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is RL&F Service Corp., Tenth Floor, One Rodney Square, Tenth and King Streets, Wilmington, Delaware.

     SECTION 1.2. Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

     SECTION 1.3. Books and Records. The books and records of the Corporation may be kept at the Corporation's headquarters in San Jose, California or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II

                                  STOCKHOLDERS

     SECTION 2.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

     SECTION 2.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons.

     SECTION 2.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these by-laws, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     SECTION 2.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 2.5. Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these by-laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     SECTION 2.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 2.7. Voting; Proxies. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stock-holders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder at the meeting before the election has begun. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

     SECTION 2.8. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 2.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 2.10. No Action By Consent of Stockholders. No action that is required to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.

     SECTION 2.11. Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     SECTION 2.12 Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     SECTION 3.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these By-laws required to be exercised or done by the stockholders.

     SECTION 3.2. Number; Qualifications. The Board of Directors shall consist of one or more members, the number to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

     SECTION 3.3. Election; Resignation; Removal; Vacancies. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his successor is elected and qualified. Any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of the holders of a majority of shares then entitled to vote at the election of directors. Any director may resign at any time upon written notice to the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective. Any newly created directorship resulting from an increase in the authorized number of directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified. No decrease in the number of directors constituting the whole Board shall shorten the term of any incumbent director.

     SECTION 3.4. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

     SECTION 3.5. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by any two members of the Board of Directors. Notice of the time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each director or sent by first-class mail, telegram, charges prepaid, addressed to each director at that directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight (48) hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four (24) hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

     SECTION 3.6. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

     SECTION 3.7. Quorum; Vote Required for Action; Adjournment. At all meetings of the Board of Directors fifty percent (50%) of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these By-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given to the directors who were not present at the time of the adjournment in the manner specified in
Section 3.5.

     SECTION 3.8. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 3.9. Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

     SECTION 3.10. Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.10 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

     SECTION 3.11. Approval of Loans to Officers. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statutes.

                                   ARTICLE IV

                                   COMMITTEES

     SECTION 4.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

     SECTION 4.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these By-laws.

                                   ARTICLE V

                                    OFFICERS

     SECTION 5.1. Officers. The officers of the Corporation shall be a president, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these By-laws. Any number of offices may be held by the same person.

     SECTION 5.2. Election of Officers. The officers of the Corporation except such officers as may be appointed in accordance with the provisions of Section
5.3 or Section 5.5 of these By-laws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

     SECTION 5.3. Subordinate Officers. The Board of Directors may appoint, or may empower the president to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these By-laws or as the Board of Directors may from time to time determine.

     SECTION 5.4. Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the board or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     SECTION 5.5. Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointments to that office.

     SECTION 5.6. Chairman of the Board. The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these By-laws. If there is no president, then the chairman of the board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these By-laws.

     SECTION 5.7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws.

     SECTION 5.8. Vice Presidents. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these By-laws, the president or the chairman of the board.

     SECTION 5.9. Secretary. The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceeding thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required to be given by law or by these By-laws. He shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these By-laws.

     SECTION 5.10. Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-laws.

                                   ARTICLE VI

                                     STOCK

     SECTION 6.1. Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     SECTION 6.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                  ARTICLE VII

                                INDEMNIFICATION

     SECTION 7.1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     SECTION 7.2. Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

     SECTION 7.3. Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     SECTION 7.4. Non-Exclusivity of Rights. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 7.5. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

     SECTION 7.6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.1. Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

     SECTION 8.2. Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

     SECTION 8.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

     SECTION 8.4. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 8.5. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

     SECTION 8.6. Amendment of By-Laws. These By-laws may be altered or repealed, and new By-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.

Side 1

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, TO APPROVE AMENDMENT OF THE 1996 STOCK OPTION PLAN, TO APPROVE REINCORPORATION OF THE COMPANY IN DELAWARE AND TO INCREASE TO 400,000,000 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY, AND TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1997 FISCAL YEAR.

1.  Election of directors

Nominees: Rodney Smith; Michael A. Ellison; Paul Newhagen; Robert W. Reed; William E. Terry; Deborah D. Triant

2. Proposal to amend the 1996 Stock Option Plan to increase from 4,000,000 to 5,300,000 the number of shares of Common Stock reserved for issuance thereunder.

3. Proposal to approve the reincorporation of the Company as a Delaware corporation and in connection therewith to increase to 400,000,000 the number of authorized shares of Common Stock of the Company.

4. Proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Back side:


                               ALTERA CORPORATION
                  PROXY FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of ALTERA CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 19, 1997, and hereby appoints Rodney Smith and Nathan M. Sarkisian and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of ALTERA CORPORATION, to be held on Wednesday, May 7, 1997, at 10:00 a.m. local time, at 2610 Orchard Parkway, San Jose, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.